SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  April 30, 2003



                        CBL & ASSOCIATES PROPERTIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        1-12494                62-154718
--------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)   I.R.S. Employer
Incorporation)                                               Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
--------------------------------------------------------------------------------
           (Address of principal executive office, including zip code)

                                 (423) 855-0001
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
                 (Former name, former address and former fiscal year,
                            if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

     CBL & Associates Properties, Inc. (the "Company') acquired six malls and two associated centers during the year ended December 31, 2003. Although none of the properties acquired are individually significant according to the provisions of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, they are significant in the aggregate. This Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to these acquisitions, which are described below. In this Current Report on Form 8-K, dollars are in thousands, except for per share amounts.

     On April 30, 2003, the Company acquired Sunrise Mall and its associated center, Sunrise Commons, which are located in Brownsville, TX. The total purchase price, including transaction costs, of $80,686 consisted of $40,686 in cash and the assumption of $40,000 of variable-rate debt that matured in May 2004.

     On September 10, the Company acquired Cross Creek Mall in Fayetteville, NC for a purchase price, including transaction costs, of $116,729, which consisted of $52,484 in cash and the assumption of $64,245 of non-recourse debt that bears interest at a stated rate of 7.4% and matures in April 2012. The Company recorded a debt premium of $10,209, computed using an estimated market interest rate of 5.00%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On October 1, the Company acquired River Ridge Mall in Lynchburg, VA for a purchase price, including transaction costs, of $61,933, which consisted of $38,622 in cash, a short-term note payable of $793 and the assumption of $22,518 of non-recourse debt that bears interest at a stated rate of 8.05% and matures in January 2007. The Company also recorded a debt premium of $2,724, computed using an estimated market interest rate of 4.00%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On October 1, the Company acquired Valley View Mall in Roanoke, VA for a purchase price, including transaction costs, of $86,094, which consisted of $35,351 in cash, a short-term note payable of $5,708 and the assumption of $45,035 of non-recourse debt that bears interest at a weighted-average stated rate of 8.61% and matures in September 2010. The Company also recorded a debt premium of $8,813, computed using an estimated market interest rate of 5.10%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On December 15, the Company acquired Southpark Mall in Colonial Heights, VA for a purchase price, including transaction costs, of $78,031, which consisted of $34,879 in cash, a short-term note payable of $5,116 and the assumption of $38,036 of non-recourse debt that bears interest at a stated rate of 7.00% and matures in May 2012. The Company also recorded a debt premium of $4,544, computed using an estimated market interest rate of 5.10%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     Cross Creek Mall, River Ridge Mall, Valley View Mall and Southpark Mall were all purchased from Faison Enterprises or affiliates of Faison Enterprises.

     On December 30, the Company acquired Harford Mall Business Trust, a Maryland business trust that owns Harford Mall and its associated center, Harford Annex, in Bel Air, MD for a cash purchase price, including transaction costs, of $71,110.


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


ITEM 7. Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)  Financial Statements of Businesses Acquired

     The combined statements of certain revenues and certain operating expenses of the four regional malls acquired from Faison Enterprises (described under Item 2) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

(b)  Pro Forma Financial Information

     The pro forma financial information of CBL & Associates Properties, Inc. listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

(c)  Exhibits

23   Consent of Deloitte & Touche LLP

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        CBL & ASSOCIATES PROPERTIES, INC.

                                /s/ John N. Foy
                      -------------------------------------
                                 John N. Foy
                                 Vice Chairman,
                      Chief Financial Officer and Treasurer
                     (Authorized Officer of the Registrant,
                         Principal Financial Officer and
                          Principal Accounting Officer)


Date:  July 7, 2004

                        INDEX TO FINANCIAL STATEMENTS AND
                         PRO FORMA FINANCIAL INFORMATION

     The following historical financial statements and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for certain properties acquired. With respect to the properties acquired from Faison Enterprises, the historical combined financial statement has been audited only for the most recent fiscal year as the transaction did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to the acquired properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, certain unaudited financial information for properties acquired during 2003 that are not individually significant has also been presented. In addition, as the properties will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

                                                                        Page
                                                                        Number
FAISON PROPERTIES

Independent Auditors' Report                                              6

Combined Statement of Certain Revenues and Certain Operating
   Expenses of Faison Properties for the Year Ended December 31, 2002     7

Notes to the Combined Statements of Certain Revenues and Certain
   Operating Expenses of Faison Properties                                8


CBL & ASSOCIATES PROPERTIES, INC.

Unaudited Pro Forma Consolidated Statement of Operations for the
   Year Ended December 31, 2003                                          10

Consent of Independent Registered Public Accounting Firm                 11


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


INDEPENDENT AUDITORS' REPORT


To the Board of Directors of CBL & Associates Properties, Inc.:

We have audited the accompanying combined statement of certain revenues and certain operating expenses (the "Statement") of Valley View Mall, Cross Creek Mall, Southpark Mall and River Ridge Mall (the "Faison Properties") for the year ended December 31, 2002. This Statement is the responsibility of the management of CBL & Associates Properties, Inc. (the "Company"). Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K of the Company) as described in Note 1 to the Statement, and is not intended to be a complete presentation of the Faison Properties' revenues and expenses.

In our opinion, such Statement presents fairly, in all material respects, the certain revenues and certain operating expenses described in Note 1 to the Statement for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

May 13, 2004
Atlanta, Georgia

FAISON PROPERTIES

COMBINED STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2002 AND THE NINE MONTHS ENDED
SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            Nine Months Ended
                                                            September 30, 2003              Year Ended
                                                               (unaudited)              December 31, 2002

REVENUES:
  Rentals:
     Minimum                                                  $    16,805,041             $    22,642,509
     Percentage                                                        48,468                   1,214,982
     Other                                                              3,813                       4,931
  Tenant reimbursements                                            14,211,878                  19,588,800
  Other income                                                        133,829                     661,119
                                                       ---------------------------------------------------------
           Total revenues                                          31,203,029                  44,112,341
                                                       ---------------------------------------------------------

EXPENSES:
  Property operating                                                6,713,557                   8,054,629
  Real estate taxes                                                 1,975,614                   2,682,024
  Maintenance and repairs                                           5,273,254                   6,966,974
                                                       ---------------------------------------------------------
          Total expenses                                           13,962,425                  17,703,627
                                                       ---------------------------------------------------------

          Excess of certain revenues over
                certain operating expenses                    $    17,240,604             $    26,408,714
                                                       =========================================================

See accompanying notes to financial statements.

FAISON PROPERTIES

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2002 AND THE NINE MONTHS ENDED
SEPTEMBER 30, 2003 (UNAUDITED)


NOTE 1.  ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying combined statements of certain revenues and certain operating expenses (the "Statements") relate to Valley View Mall, Cross Creek Mall, Southpark Mall, and River Ridge Mall (the "Faison Properties"). The Faison Properties are affiliated through common ownership and common property management.

Valley View Mall is an approximately 787,255-square-foot, two-level regional mall in Roanoke, Virginia. Cross Creek Mall is an approximately 1,054,034-square-foot, super regional mall in Fayetteville, North Carolina. Southpark Mall is an approximately 626,806-square-foot regional mall in Colonial Heights, Virginia. River Ridge Mall is an approximately 784,775-square-foot, one-level regional mall in Lynchburg, Virginia.

CBL Associates Properties, Inc., ("CBL") purchased the Faison Properties in four separate transactions, all of which occurred during 2003. The results of operations of the Faison Properties from the dates they were acquired by CBL through December 31, 2003, are included in CBL's historical results of operations for the year ended December 31, 2003.

The Statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statements are not representative of the actual operations of the Faison Properties for the periods presented as certain revenues and certain operating expenses have been excluded. Such items include depreciation, amortization, interest expense, management fees and interest income.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Minimum Rents with fixed increases are recognized on a straight-line bases over the initial terms of the related leases. Expense reimbursements are recognized in the period that the applicable costs are incurred. The Faison Properties account for these leases as operating leases as the Properties have retained substantially all risks and benefits of property ownership. Percentage rent income is recognized when the tenant's reported sales have reached certain levels specified in the respective lease.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accompanying combined financial statements for the nine months ended September 30, 2003 are unaudited; however, they have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management of Faison Properties, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period ended September 30, 2003, are not necessarily indicative of the results that may be expected for the full year.

NOTE 3.  LEASING ACTIVITIES

The Faison Properties have non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. A majority of the leases require reimbursement by the tenant of substantially all operating expenses of the Properties. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2002 are as follows:

Year Ending December 31:

                   2003                                $ 24,044,417
                   2004                                  22,185,716
                   2005                                  19,259,763
                   2006                                  16,375,278
                   2007                                  13,007,451
                Thereafter                               36,866,948
                                                 ---------------------------
                  Total                                $131,739,573
                                                 ===========================

                         CBL & Associates Properties, Inc.
                 Pro Forma Consolidated Statements of Operations
                      For The Year Ended December 31, 2003
             (Unaudited and in thousands, except per share amounts)

                                                              CBL            Faison         Other        Pro Forma           CBL
                                                          Historical      Properties(a) Acquisitions(a) Adjustments(b)     Pro Forma
                                                          ----------      -----------   ------------    --------------    ----------
 REVENUES:
   Minimum rents                                           $428,678         $ 18,190      $  8,244      $  1,376(c)        $456,488
   Percentage rents                                          12,925              192           833             -             13,950
   Other rents                                               12,635                4            23             -             12,662
   Tenant reimbursements                                    193,592           14,857         4,081             -            212,530
   Management, development and leasing fees                   5,525                -             -             -              5,525
   Other                                                     14,176              175           141             -             14,492
                                                          ----------       ----------    ----------    ----------         ----------
     Total revenues                                        $667,531         $ 33,418      $ 13,322      $  1,376           $715,647
                                                          ----------       ----------    ----------    ----------         ----------
 EXPENSES:
   Property operating                                       103,540            7,265         3,255             -            114,060
   Depreciation and amortization                            113,481                -             -        15,178(d)         128,659
   Real estate taxes                                         51,717            2,107           708             -             54,532
   Maintenance and repairs                                   39,830            5,383           685             -             45,898
   General and administrative                                30,395                -             -             -             30,395
   Other                                                     11,489                -           136             -             11,625
                                                          ----------       ----------    ----------    ----------         ----------
       Total expenses                                       350,452           14,755         4,784        15,178            385,169
                                                          ----------       ----------    ----------    ----------         ----------
 Income from operations                                     317,079           18,663         8,538       (13,802)           330,478
 Interest income                                              2,485                -             -             -              2,485
 Interest expense                                          (153,373)               -             -       (12,229)(e)       (165,602)
 Loss on extinguishment of debt                                (167)               -             -             -               (167)
 Gain on sales of real estate assets                         77,775                -             -             -             77,775
 Equity in earnings of unconsolidated affiliates              4,941                -             -             -             4,941
 Minority interest in earnings:
     Operating partnership                                 (106,532)               -             -          (539)(f)       (107,071)
     Shopping center properties                              (2,799)               -             -             -             (2,799)
                                                          ----------       ----------    ----------    ----------         ----------
 Income before discontinued operations                      139,409           18,663         8,538       (26,570)           140,040
 Operating income of discontinued operations                    688                -             -             -                688
 Gain on discontinued operations                              4,042                -             -             -              4,042
                                                          ----------       ----------    ----------    ----------         ----------
 Net income                                                 144,139           18,663         8,538       (26,570)           144,770
 Preferred dividends                                        (19,633)               -             -             -            (19,633)
                                                          ----------       ----------    ----------    ----------         ----------
 Net income available to common shareholders               $124,506         $ 18,663      $  8,538      $(26,570)          $125,137
                                                          ==========       ==========    ==========    ==========         ==========
 Basic per share data:
 Income before discontinued operations, net of preferred
    dividends                                              $   4.00                                                        $   4.02
 Discontinued operations                                       0.16                                                            0.16
                                                          ----------                                                      ----------
 Net income available to common shareholders               $   4.16                                                        $   4.18
                                                          ==========                                                      ==========
 Weighted average common shares outstanding                  29,936                                                          29,936

 Diluted per share data:
 Income before discontinued operations, net of preferred
    dividends                                              $   3.84                                                        $   3.86
 Discontinued operations                                       0.15                                                            0.15
                                                          ----------                                                      ----------
 Net income available to common shareholders               $   3.99                                                        $   4.01
                                                          ==========                                                      ==========
 Weighted average common and potential dilutive common
     shares outstanding                                      31,193                                                          31,193

(a) Represents historical results of operations of the acquired properties from January 1, 2003 through the respective date of acquisition of each acquired property. The results of operations for each acquired property are included in CBL's historical results of operations from its respective date of acquisition through December 31, 2003.

(b) The pro forma adjustments related to each acquired property have been computed from January 1, 2003 through each property's respective date of acquisition.


(c) Reflects the amortization of acquired above- and below-market leases, which are amortized over the remaining terms of the related leases.

(d) Represents depreciation and amortization expense related to land, buildings and improvements, tenant improvements and in-place leases. Depreciation is computed on a straight-line basic over estimated lines of 40 years for buildings, 10 to 20 years for certain improvements and 7 to 10 years for equipment and fixtures. Tenant improvements and in-place leases are depreciated over the terms of the related leases.

(e) Reflects interest expense on the $169,834 of debt assumed in connection with the properties acquired during 2003, which had a weighted average interest rate of 7.72%. The pro forma adjustment is net of amortization of debt premiums in the amount of $2,656.

(f) Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

11
                                                                    Exhibit 23

         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statements Nos. 33-73376, 333-04295, 333-41768, and 333-88914 on Form S-8 and Registration
Statements Nos. 33-62830, 333-90395, 333-47041, and 333-97831 on Form S-3 of CBL
& Associates Properties, Inc. of our report dated May 13, 2004, on the Combined Statement of Certain Revenues and Certain Operating Expenses of the Faison Properties for the year ended December 31, 2002, appearing in this Current Report on Form 8-K of CBL & Associates Properties, Inc. dated July 7, 2004.



/s/ DELOITTE & TOUCHE LLP




Atlanta, Georgia
July 7, 2004

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